UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 18, 2004
                                                         ----------------



                               LIZ CLAIBORNE, INC.
                -------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)


      Delaware                     001-10689                     13-2842791
-------------------         ------------------------       ---------------------
  (State or other           (Commission file number)         (I.R.S. Employer
  jurisdiction of                                           Identification No.)
   incorporation)



                    1441 Broadway, New York, New York, 10018
                    ----------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (212) 354-4900
                                                           --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 18, 2004, Liz Claiborne, Inc., a Delaware corporation (the "Registrant"), entered into an agreement and release of claims (the "Agreement") in connection with the previously disclosed termination of Frank S. Sowinski's employment with the Registrant. Under the terms of the Agreement, Mr. Sowinski will continue to serve as Executive Vice President of the Registrant until October 31, 2004, on which date Mr. Sowinski's employment will terminate (the "Separation Date"). In exchange for Mr. Sowinski's unconditional release and discharge, the Registrant has agreed to pay Mr. Sowinski his current base salary for the twelve months following the Separation Date (a total gross amount of $725,000), a bonus of $435,000, payable in March 2005, and a lump sum payment of $580,000, payable no later than March 31, 2005. The Registrant has also agreed to allow Mr. Sowinski to continue participating in the Registrant's medical, dental and vision plans for a period of time and to reimburse Mr. Sowinski for a portion of his COBRA premium costs under certain circumstances.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As previously disclosed, on September 29, 2004, it was determined that Frank S. Sowinski, Executive Vice President will depart the Registrant effective as of October 31, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.                Description

10.1 Separation Agreement & Release of Claims between Frank S. Sowinski and Liz Claiborne, Inc. dated as of October 18, 2004.

SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIZ CLAIBORNE, INC.


     Dated: October 22, 2004      By:    /s/ Nicholas Rubino
                                         -----------------------------------
                                  Name:  Nicholas Rubino
                                  Title: Vice President, Deputy General Counsel
                                         and Secretary

                                EXHIBIT LISTING
                                ---------------

Exhibit No.                Description

10.1 Separation Agreement & Release of Claims between Frank S. Sowinski and Liz Claiborne, Inc. dated as of October 18, 2004.